Other assets	12 Months Ended
Dec. 31, 2023
Other assets [abstract]
Other assets	11 Other assets

Other assets by type
in EUR million	2023	2022
Net defined benefit assets	554	617
Investment properties	14	18
Property development and obtained from foreclosures	32	34
Prepayments	438	366
Accrued assets	523	551
Amounts to be settled	3,869	5,191
Other	1,687	2,073
	7,117	8,850
Disclosures in respect of Net defined benefit assets are provided in Note 33 'Pensions and other post-
employment benefits'.
Amounts to be settled include primarily transactions not settled at the balance sheet date. The nature of these transaction is short term and they are expected to settle shortly after the closing date of the balance sheet.
Other relates to various receivables in the normal course of business, amongst others, short term receivables relating to mortgage issuance and other amounts receivable from customers.